                                                                    EXHIBIT 10.3


                           WAIVER AND AMENDMENT NO. 1
                                       TO
                         POST-PETITION CREDIT AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 1 TO POST-PETITION CREDIT AGREEMENT ("AMENDMENT") is dated as of February 15, 2001, by and among (i) METAL MANAGEMENT, INC., a Delaware corporation ("MTLM") and each of the corporations and other entities signatories hereof as borrowers, in each case as debtors and debtors in possession (MTLM and each of such corporations and other entities sometimes hereinafter are referred to individually as a "BORROWER" and collectively as "BORROWERS"); MTLM, acting in its capacity as funds administrator for itself and the other Borrowers (in such capacity, the "FUNDS ADMINISTRATOR"); BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as agent (in such capacity, hereinafter referred to as the "AGENT") for the financial institutions from time to time parties to the Credit Agreement referred to herein below as lenders thereunder (such financial institutions hereinafter are referred to individually as a "LENDER" and collectively as "LENDERS"); and the Lenders signatories hereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Funds Administrator, the Agent and the Lenders have entered into that certain Post-Petition Credit Agreement dated as of November 20, 2000 (the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrowers;

         WHEREAS, certain Events of Default have occurred and are continuing under the Credit Agreement and Borrowers have requested that the Lenders (a) waive such Events of Default and (b) agree to amend the Credit Agreement; and

         WHEREAS, the Majority Lenders have agreed to (a) waive such Events of Default and (b) further the Secured Credit Agreement, in each case on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

         1. WAIVER OF CERTAIN EVENT OF DEFAULT.

         Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 3 below, and in reliance upon the representations and warranties of the Funds Administrator and the Borrowers set forth herein and in the Credit Agreement, as amended hereby, each of the Lenders hereby waives
(a) the Event of Default occurring as a result of Borrowers' failure to comply with the requirements of SECTION 8.1 (Minimum EBITDA) of the Credit Agreement as of December 31, 2000, and (b) the Event of

Default occurring under SECTION 9.1(j) of the Credit Agreement as a result of Borrowers' failure to obtain (i) approval of the disclosure statement by the Bankruptcy Court on or prior to January 31, 2001 and (ii) entry by the Bankruptcy Court of the Confirmation Order on or prior to March 31, 2001.

         2. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of the Funds Administrator and the Borrowers set forth herein and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

         2.1 The following defined term is hereby inserted into SECTION 1.1 of the Credit Agreement in the appropriate alphabetical order:

         FIRST AMENDMENT EFFECTIVE DATE shall mean February 15, 2001.

         2.2 SECTION 8.1 of the Credit Agreement is hereby amended by deleting the amounts set forth opposite the respective dates "January 31, 2001" and "February 28, 2001" in the "Date" and "Minimum EBITDA" columns set forth therein and, in each case, substituting therefor the amount of "negative $1,500,000."

         2.3 SECTION 8.12 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following language:

         Average Monthly Excess Availability (as such term is defined herein below) with respect to any month commencing after the First Amendment Effective Date shall not be less than $7,500,000.

         2.4 SECTION 9.1 of the Credit Agreement is hereby amended by deleting CLAUSE (j) thereof in its entirety and substituting therefor the following language:

               (j) CERTAIN BANKRUPTCY EVENTS. Entry of the Confirmation Order and occurrence of the date of consummation of the respective transactions contemplated by the Reorganization Plan later than June 30, 2001.

         3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

               (a) the Agent shall have received a copy of this Amendment, duly executed and delivered by the Majority Lenders, each of the Borrowers and the Funds Administrator;

               (b) the Agent shall have received in immediately available funds for the ratable account of the Lenders a non-refundable amendment fee in the amount of $200,000; and

               (c) The Bankruptcy Court shall have entered an order in form and substance reasonably satisfactory to Agent approving the execution and delivery by the Funds Administrator and each of the Borrowers of this Amendment and the performance of their respective obligations hereunder and under the Credit Agreement as amended hereby.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS.


         4.1 Each of the Borrowers and the Funds Administrator hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this Amendment:

               (a) All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate in all material respects on and as of such earlier date);

               (b) No Default or Event of Default has occurred which is continuing;

               (c) This Amendment, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Funds Administrator, respectively, and are enforceable against each of the Borrowers and the Funds Administrator in accordance with their respective terms; and

               (d) The execution and delivery by the Borrowers and the Funds Administrator of this Amendment does not require the consent or approval of any Person, except for the order of the Bankruptcy described in Section 2(a) hereof.

         5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.


         5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

         5.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.


                                          METAL MANAGEMENT, INC.,
                                          as Funds Administrator and
                                          its individual capacity as a Borrower


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   ADDITIONAL BORROWERS:

                                   METALS.COM, INC.
                                   CALIFORNIA METALS RECYCLING, INC.
                                   CIM TRUCKING, INC.
                                   FIRMA, INC.
                                   FIRMA PLASTIC CO., INC.
                                   MAC LEOD METALS CO.
                                   MTLM ARIZONA, INC.
                                   METAL MANAGEMENT AEROSPACE, INC.
                                   METAL MANAGEMENT ALABAMA, INC.
                                   METAL MANAGEMENT ARIZONA, L.L.C.
                                   METAL MANAGEMENT CONNECTICUT, INC.
                                   METAL MANAGEMENT INDIANA, INC.
                                   METAL MANAGEMENT GULF COAST, INC.
                                   METAL MANAGEMENT MEMPHIS, L.L.C.
                                   METAL MANAGEMENT MIDWEST, INC.
                                   METAL MANAGEMENT MISSISSIPPI, L.L.C.
                                   METAL MANAGEMENT NORTHEAST, INC.
                                   METAL MANAGEMENT OHIO, INC.
                                   METAL MANAGEMENT PITTSBURGH, INC.
                                   METAL MANAGEMENT REALTY, INC.
                                   METAL MANAGEMENT SERVICES, INC.
                                   METAL MANAGEMENT STAINLESS & ALLOY, INC.
                                   METAL MANAGEMENT WEST, INC.
                                   METAL MANAGEMENT WEST COAST HOLDINGS, INC.
                                   METAL MANAGEMENT S&A HOLDINGS, INC.
                                   PROLER SOUTHWEST INC.
                                   TROJAN TRADING CO.,
                                   in each case as debtor-in-possession


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                          RESERVE IRON & METAL LIMITED
                                          PARTNERSHIP, as debtor-in-possession

                                          By: METAL MANAGEMENT OHIO, INC.,
                                              its general partner


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          AGENT:

                                          BT COMMERCIAL CORPORATION,
                                          as Agent


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          LENDERS:

                                          BANKERS TRUST COMPANY


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          CONGRESS FINANCIAL CORP. (CENTRAL)


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          FINOVA CAPITAL CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          FLEET CAPITAL CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          HELLER FINANCIAL, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          LASALLE BANK NATIONAL ASSOCIATION


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          PNC BUSINESS CREDIT CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                          NATIONAL BANK OF CANADA


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          FIRSTAR BANK N.A.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          GUARANTY BUSINESS CREDIT CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------